Income Taxes - Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss carryforwards	$ 31,484	$ 19,288
Research credits	1,649	1,092
Capitalized R&D	5,410	6,391
Other	2,049	803
Deferred tax assets	40,592	27,574
Valuation allowance	(40,592)	(27,574)
Net deferred tax assets	$ 0	$ 0